SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 2, 1998

             PaineWebber Equity Partners One Limited Partnership
             ---------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Virginia                       0-14857                      04-2866287
--------------------------------------------------------------------------------
(State or other jurisdiction)     (Commission                  (IRS Employer
      of incorporation            File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   ---------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

      The Chandler's Reach Apartments, Redmond, Washington and the Monterra Apartments, LaJolla, California

   Disposition Date - October 2, 1998

      On October 2, 1998, Lake Sammamish Limited Partnership and Crow PaineWebber LaJolla Limited Partnership, two joint ventures in which Paine Webber Equity Partners One Limited Partnership ("the Partnership") has an interest, sold the properties known as the Chandler's Reach Apartments and the Monterra Apartments to the same unrelated third parties. Chandler's Reach, located in Redmond, Washington, was sold for $17.85 million, and Monterra, located in LaJolla, California, was sold for $20.1 million. The Partnership received net proceeds of approximately $12,359,000 from the sale of Chandler's Reach after deducting closing costs of approximately $561,000, closing proration adjustments of approximately $55,000, the repayment of the existing mortgage note of approximately $3,415,000 and a prepayment penalty of approximately $354,000, of which $205,000 was paid by the buyer, and a payment of approximately $1,311,000 to the Partnership's co-venture partner for its share of the sale proceeds in accordance with the joint venture agreement. The Partnership received net proceeds of approximately $14,796,000 from the sale of Monterra after deducting closing costs of approximately $306,000, closing proration adjustments of approximately $114,000, the repayment of the existing mortgage note of approximately $4,672,000 and a prepayment penalty of approximately $500,000, of which $295,000 was paid by the buyer, and a payment of approximately $7,000 to the Partnership's co-venture partner for its share of the sale proceeds in accordance with the joint venture agreement.

     Despite incurring sizable prepayment penalties on the repayment of both outstanding first mortgage loans, management believed that the current sale of the Chandler's Reach and Monterra properties was in the best interests of the Limited Partners due to the exceptionally strong market conditions that exist at the present time and which resulted in the achievement of very favorable selling prices. The Partnership will distribute the majority of the net sales proceeds from the sales of Chandler's Reach and Monterra in the form of a special distribution to be paid with the regular quarterly distribution for the quarter ended September 30, 1998 on November 13, 1998. A portion of the net proceeds (10% or less) may be retained and added to the Partnership's cash reserves to ensure that the Partnership has sufficient capital resources to fund its share of potential capital improvement expenses at its remaining investment properties. The Managing General Partner is currently analyzing the Partnership's potential future capital requirements in order to determine the exact amount, if any, that the Partnership should retain from the net sale proceeds.

                                   FORM 8-K
                                CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

  (1)Purchase and Sale Agreement by and between Lake Sammamish Limited Partnership and R&B Westside, Inc., dated July 10, 1998.

  (2)Side Letter Agreement Regarding Extension of Closing Date by Lake Sammamish Limited Partnership, dated August 10, 1998.

  (3)Side Letter Agreement Regarding Further Extension of Closing Date by Lake Sammamish Limited Partnership, dated September 22, 1998.


  (4)Assignment and Assumption of Purchase and Sale Agreement by and between Lake Sammamish Limited Partnership, R&B Westside, Inc., Sherman Oaks Holding Company, LLC, and Westside Holding Company, LLC, dated September 23, 1998.

  (5)Special Warranty Deed by Sherman Oaks Holding Company, LLC and Westside Holding Company, LLC, dated October 1, 1998.

  (6)Bill of Sale and General Assignment and Assumption Agreement by and from Lake Sammamish Limited Partnership to Sherman Oaks Holding Company, LLC and Westside Holding Company, LLC, dated October 1, 1998.

  (7)Seller's Settlement Statement between Lake Sammamish Limited
     Partnership and Sherman Oaks Holding Company, LLC, dated October 1, 1998.

  (8)Purchase and Sale Agreement by and between Crow PaineWebber LaJolla Limited Partnership and R&B Westside, Inc., dated July 10, 1998.

  (9)Side Letter Agreement Regarding Extension of Closing Date by Crow PaineWebber LaJolla Limited Partnership, dated August 10, 1998.

 (10)Side Letter Agreement Regarding Further Extension of Closing Date by Crow PaineWebber LaJolla Limited Partnership dated September 22, 1998.

 (11)Assignment and Assumption of Purchase and Sale Agreement by and between Crow PaineWebber LaJolla Limited Partnership, R&B Westside, Inc., Sherman Oaks Holding Company, LLC, and Westside Holding Company, LLC, dated September 23, 1998.

 (12)Bill of Sale and General Assignment and Assumption Agreement by Crow PaineWebber LaJolla Limited Partnership to and for the benefit of Sherman Oaks Holding Company, LLC and Westside Holding Company, LLC, dated October 1, 1998.

 (13) Seller's Settlement Statement between Crow PaineWebber LaJolla Limited and Sherman Oaks Holding Company, LLC and Westside Holding Company, LLC, dated October 1, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

             PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP




                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PAINEWEBBER EQUITY PARTNERS
                           ONE LIMITED PARTNERSHIP
                                 (Registrant)


                              By:  First Equity Partners, Inc.


                            By: /s/ Walter V. Arnold
                                ------------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  October 16, 1998

                           PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
                 LAKE SAMMAMISH LIMITED PARTNERSHIP ("SELLER")
                                       AND
                          R&B WESTSIDE, INC. ("BUYER")



                         THE CHANDLER'S REACH APARTMENTS
                               REDMOND, WASHINGTON
                                   KING COUNTY

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.....................................................................1
      DEFINITIONS.............................................................1

ARTICLE 2.....................................................................3
      PURCHASE AND SALE.......................................................3

ARTICLE 3.....................................................................4
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS....................................4

ARTICLE 4.....................................................................6
      PRECLOSING OPERATION....................................................6

ARTICLE 5.....................................................................7
      ACCESS, INSPECTION, DILIGENCE...........................................7

ARTICLE 6....................................................................12
      TITLE AND SURVEY.......................................................12

ARTICLE 7....................................................................14
      CONDITIONS PRECEDENT AND CLOSING.......................................14

ARTICLE 8....................................................................17
      CASUALTY AND CONDEMNATION..............................................17

ARTICLE 9....................................................................18
      BROKERAGE COMMISSIONS..................................................18

ARTICLE 10...................................................................18
      DEFAULT, TERMINATION AND REMEDIES......................................18

ARTICLE 11...................................................................20
      REPRESENTATIONS AND WARRANTIES.........................................20

ARTICLE 12...................................................................24
      MISCELLANEOUS..........................................................24

ARTICLE 13...................................................................28
      IRS FORM 1099-S DESIGNATION............................................28

ARTICLE 14...................................................................28
      INTENTIONALLY OMITTED..................................................28


LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - PERSONAL PROPERTY
EXHIBIT C - PROPERTY CONTRACTS
EXHIBIT D - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT E - RENT ROLL
EXHIBIT F - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT G - DUE DILIGENCE DOCUMENTS

                           PURCHASE AND SALE AGREEMENT

                           Chandler's Reach Apartments


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the 10th day of July, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:                  R&B Westside, Inc., a California corporation
-----

Deposit:                See Section 3.2
-------

Documents:              Those materials listed on Exhibit G attached hereto.

Environmental
Requirements:           All laws, ordinances, statutes, codes, rules,
------------            regulations, agreements, judgments, orders and decrees
                        now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property or the use of the Real Property relating to pollution or protection of natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:        See Section 3.2
---------------

Hazardous Substances:   Any substance which is or contains:  (i) any
--------------------    "hazardous substance" as now or hereafter defined in
                        Section 101(14) of the Comprehensive Environmental
                        Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated thereunder; (ii) any
                        "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C.
                        Section 6901 et seq.) or regulations promulgated thereunder; (iii) any substance regulated by the Toxic
                        Substances Control Act (15 U.S.C. Section 2601 et. seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls;
                        (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real Property requires reporting, investigation or remediation under
                        Environmental Requirements.

Improvements:           All  buildings,   structures   and  other   improvements
------------            situated  upon the Land and all  fixtures,  systems  and
                        facilities  owned by  Seller  and  located  on the Land,
                        which  buildings,   structures  and  other  improvements
                        include, without limitation, [166] residential rental units.

Intangible Property:    All of Seller's right, title and interest, if
-------------------     any, in (i) warranties relating to the Improvements or
                        Personal Property in the possession of Seller,
                        (ii) all licenses, permits and approvals relating to the Real Property, (iii) the use of the names
                        "Chandler's Reach" or "Chandler's Reach Apartments", and (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:                   All of the land described on Exhibit A attached
----                    hereto, together with all privileges, rights,
                        easements, and appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:                 All of Seller's rights in all leases and other
------                  occupancy agreements covering any portion of the Land
                        or Improvements.

Personal Property:      All furniture, carpeting, appliances, equipment,
-----------------       machinery, inventories, supplies, signs and other
                        tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the Personal Property listed on Exhibit B attached hereto. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:               The Real Property, the Personal Property, the Leases,
--------                the Tenant Deposits, the Intangible Property and the
                        Property Contracts.

Property
Contracts:              All  of  Seller's  rights,  if  any,  in the
---------               contracts  listed on Exhibit C attached  hereto,  to the
                        extent that (i) Seller is entitled to transfer the same to Buyer, and (ii) Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:         $17,850,000
--------------

Real Property:           The Land and the Improvements.
-------------

Seller: Lake Sammamish Limited Partnership, a Texas limited partnership.

Tenant Deposits:        Seller's rights to unapplied security deposits, pet
---------------        deposits, cleaning deposits under the Leases.

Title Company:          Chicago Title Insurance Company
-------------
                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.

                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Initial Non-Refundable, Non-Interest Bearing Payment to Seller. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deliver to Seller, as independent consideration, a non-refundable payment (the "Payment") in the amount of One Hundred Thousand and 00/100 Dollars ($100,000), which amount shall be deemed earned upon the execution and delivery of this Agreement by Buyer and Seller. The Payment shall be retained by Seller in all instances; provided, however, that (i) if the Closing occurs, the amount of the Payment shall be credited towards the Purchase Price, and (ii) if Seller defaults in its obligations hereunder, the Payment shall be returned to Buyer, without interest.

      3.2 Deposit. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company (hereinafter the "Escrow Agent" the sum of Five Hundred Thousand and 00/100
Dollars ($500,000) (the "Deposit" to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit
D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in Section 3.3 below.

      3.3 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount and the Payment (the "Cash Balance").

      3.4 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.5 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.6 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.7 Income and Expense Proration. Collected rents for the then current and any future period, Tenant Deposits and all expenses and other charges in connection with the operation of the Property shall be apportioned and shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all Tenant Deposits shall be credited to Buyer and shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of Tenant Deposits to tenants in accordance with the Leases and applicable law. Seller shall transfer to Buyer and receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. In addition to the foregoing, at Closing the Purchase Price shall be increased by the amount of uncollected or past due rent; provided, however, that no adjustment shall be made for rent which is more than one (1) month past due. Seller shall be entitled to attempt to collect all rents and other charges which are more than one (1) month past due but shall not be entitled to pursue eviction proceedings in connection with such collection efforts.

      3.8 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Buyer shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.9   Closing Costs.

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, and (ii) 50% of the escrow fees of the Escrow Agent, and (iii) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an owner's title policy, other than the cost set forth in subsection (b)(v) below.

            (b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent,
      (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports,
      (v) all costs associated with any ALTA extended portion of any title policy premium, and (vi) all costs allocable to preparation of the survey.

            (c) All other closing costs, including, without limitation, all state, county or other taxes associated with the transfer of the property, shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the "Rent Roll") containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than thirteen (13) months (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease. Notwithstanding the foregoing, Seller agrees to obtain Buyer's prior written consent to any Leases that provide for a term in excess of thirteen (13) months, which consent Buyer agrees shall not be unreasonably withheld, and Buyer's consent shall be deemed to have been granted if Buyer has not responded within five (5) Business Days following the submission of a proposed Lease to Buyer for approval.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing.

      4.3 Property Contracts. Seller shall make copies of all Property Contracts available for Buyer to review promptly after the date hereof. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability, and provided that Seller may not require termination of any property contract designated non-terminable on Exhibit C. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate. Buyer shall indemnify, defend and hold the Seller harmless from and against any and all claims under the Property Contracts relating to the period from and after the Closing Date. Notwithstanding the foregoing, Seller's existing management contract for the Property shall be terminated by Seller effective as of the Closing Date.

                                    ARTICLE 5

                          ACCESS, INSPECTION, DILIGENCE

      5.1 Access/Purchaser's Responsibilities/Purchaser's Indemnity.

            (a) From the date hereof through the Diligence Date (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make all Documents not previously delivered to Buyer available to Buyer or Buyer's agents during normal business hours for review and copying at Buyer's expense upon advance written notice to Seller from the date hereof through the Diligence Date.

            (b) Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.5 herein.

            (c) Buyer will indemnify, defend, and hold Seller and its partners and Seller's property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys' fees incurred as a result of the entry upon or inspections, tests or investigations of the Property conducted by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

            (d) Buyer acknowledges and agrees that the Documents including, without limitation, the documents listed in paragraph (e) below are provided to Buyer for informational purposes only and do not constitute representations or warranties of Seller or its partners and Seller's agents, employees or representatives of any kind as to the truth, accuracy or completeness of the Documents or the source(s) thereof. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents, and is providing the Documents solely as an accommodation to Buyer.

            (e) Buyer acknowledges receipt and independent review and evaluation of the following Documents prior to the date hereof:

                  (i) Marx/Okubo Building Assessment Report dated March 13, 1998; Proposal for Additional Services (Invasive Investigation) dated March 26, 1998; and Project Update (Invasive Testing) dated April 13, 1998 (collectively, the "Assessment"); and

                  (ii) Phase I Environmental Report dated March 26, 1998, prepared by Dames & Moore (the "Phase I").

            Based upon its independent review and evaluation of the foregoing documents, Buyer hereby acknowledges and agrees that it waives its right to terminate this Agreement pursuant to Section 5.2 below for any reason pertaining to or in connection with information contained in the Assessment or the Phase I.

      5.2 Diligence. Subject to Section 5.1, above, Buyer shall promptly commence and actively pursue the following due diligence items:

            (a)   Review title and survey matters;

            (b)   Review the Property Contracts;

            (c) Review applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            (d)   Review all Leases affecting the Property; and

            (e) Subject to the provisions of Section 5.1 above, conduct any and all other reviews and inspections that Buyer may desire.

      Buyer shall complete its due diligence on or before the date which is thirty (30) days from the date hereof (the "Diligence Date"). Notwithstanding any other term or provision herein to the contrary, but subject to the provisions of Section 5.1(e) above, in the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS SECTION 5.3 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE DILIGENCE DATE ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.3   Copies of Reports/Return of Documents.

            (a) Seller has delivered to Buyer a copy of the Phase I and the Assessment.

            (b) If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement and all copies of, excerpts from and analyses of all documents relating to the Property prepared by Buyer or its agents, representatives or employees.

            (c) The return of the Escrowed Amount to Buyer under this Agreement shall not be contingent upon Buyer's fulfillment of its obligations under
      Section 5.3(b); provided, however, that Buyer agrees to use its best efforts to promptly comply with the requirements of Section 5.3(b).

      5.4 Confidentiality. Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement, any Document or the information contained therein or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller to Buyer which is not generally known by the public regarding Seller's operations and/or the Property. Each party hereto may discuss such matters with and disclose such matters to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but, except for the next sentence, shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.5 Buyer's Acknowledgment. BUYER ACKNOWLEDGES THAT AS OF THE DILIGENCE DATE IT WILL HAVE HAD AN OPPORTUNITY TO CONDUCT DILIGENCE ON THE PROPERTY AND BUYER WILL ACQUIRE THE PROPERTY IN ITS THEN-CURRENT CONDITION AT CLOSING BASED ON ITS DILIGENCE. BUYER FURTHER ACKNOWLEDGES THAT NEITHER SELLER NOR ITS PARTNERS NOR THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PROPERTY OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS ON, IN, UNDER OR WITHIN THE PROPERTY OR A PORTION THEREOF. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS" AND IN ITS
THEN-CURRENT CONDITION AT CLOSING. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED HEREIN, NEITHER THE SELLER NOR ITS PARTNERS NOR THEIR RESPECTIVE AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER AND ITS PARTNERS SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) OR INFORMATION SUPPLIED TO BUYER WITH RESPECT THERETO. FURTHER, THE SELLER AND ITS PARTNERS SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. THE BUYER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED TO BUYER BY SELLER OR ITS PARTNERS OR THEIR RESPECTIVE AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES WITH RESPECT TO THE PROPERTY UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. THE PROVISIONS OF PARAGRAPHS 5.2, 5.5, 5.6 AND 11.4 SHALL SURVIVE CLOSING, AND BUYER SHALL CONFIRM SUCH PROVISIONS IN WRITING AT CLOSING.

      5.6 Buyer's Release of Seller. SELLER AND ITS PARTNERS AND SELLER'S PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE HAZARDOUS SUBSTANCES, UNDESIRABLE OR SUBJECT TO REGULATION OR THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PARTNERS, SELLER'S PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER, AND SELLER, ITS PARTNERS, SELLER'S PROPERTY MANAGER AND THEIR RESPECTIVE AGENTS ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY FOR SUCH MATERIALS.

                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Title and Survey. Promptly following the execution of this Agreement, Buyer may obtain a current ALTA as-built survey of the Real Property or an update of the Survey (as defined in Exhibit G).

      If the Survey or matters listed as exceptions in the Title Commitment (as defined in Exhibit G attached hereto) are not satisfactory to Buyer, Buyer shall, within ten (10) days following receipt of both the Title Commitment and the Survey, provide Seller with written notice of such objections (the "Title Objections"). Seller, at its sole cost and expense shall have the right, but not the obligation, to cure or remove any Title Objections and shall give Buyer written notice on or prior to the Diligence Date, identifying those Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided, however, that Seller shall not be obligated to incur any costs or expenses in connection with any such cure undertaken by Seller. If there are Title Objections which Seller is unable or unwilling to cure, Buyer may terminate this Agreement as provided in Section 5.3, above or waive such objections which Seller is not willing or able to cure and proceed to closing.

      6.2 Deed. On the Closing Date, Seller shall convey by good and sufficient special warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following (collectively, the "Permitted Exceptions"):

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which are agreed upon or consented to by Buyer;

            (d) The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (e) All matters shown on Schedule B of the Title Commitment or of public record as of the effective date of the Title Commitment and which Seller does not cure pursuant to Section 6.1, above;

            (f) Property contracts not terminated under Section 4.3;

            (g)   Any matters shown on the Survey; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases and the Property Contracts (except those terminated in accordance with Section 4.3) to Buyer and Buyer shall, from and after the Closing Date, assume Seller's obligations thereunder and under all other Permitted Exceptions. At closing, Seller shall convey the Personal Property and Intangible Property to Buyer by quitclaim bill of sale and general assignment.

                                    ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing, including, without limitation, Seller's obligation pursuant to Section 6.2.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Closing, to extend the Closing Date for a period of up to forty-five (45) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term "Closing Date" as used herein shall mean the date set forth in such written notice from Seller. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid) then Buyer shall have the right to (i) terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Agent to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force, or effect, or (ii) exercise its right of specific performance pursuant to Article 10 below.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur thirty (30) days following the Diligence Date, if such date is a business day, otherwise on the next succeeding business day (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Notwithstanding anything herein to the contrary, in no event shall the Closing Date be later than October 30, 1998.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered:

            (a) A duly executed and acknowledged special warranty deed conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            (c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases");

            (d) A duly executed assignment and assumption of Property Contracts being assumed (the "Assignment of Contracts");

            (e) A certificate of non-foreign status from Seller;

            (f) An updated Rent Roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of a date not earlier than five (5) days before the Closing Date;

            (g) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            (h) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (i) All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            (j)  A   certificate   executed  by  Seller   certifying   that  the
      representations and warranties of Seller contained in Section 11.2 herein are true and correct as of the Closing Date.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (g) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (h) Acknowledgment by Buyer of Buyer's receipt from Seller of the Tenant Deposits;

            (i) An indemnity pursuant to Section 4.3 of this Agreement with respect to each Property Contract; and

            (j)  A   certificate   executed   by  Buyer   certifying   that  the
      representations and warranties of Buyer contained in Section 11.1 herein are true and correct as of the Closing Date.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to Permitted Exceptions. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer, the assumption by Buyer of responsibility for all Deposits, and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If any portion of the Improvements suffers damage in excess of $1,000,000 from fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price; or

            (b) to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      If Buyer purchases the Property, Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of casualty after the date hereof up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration and proceeds of rental loss insurance attributable to the period prior to Closing.

      8.2 Condemnation. If any substantial portion of or interest in the Property (for purposes of this Section 8.2, "substantial portion of or interest in the Property" shall include any condemnation of access to the Property or of parking spaces at the Property) shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire a substantial portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.

                                    ARTICLE 9

                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than CB Commercial Real Estate Group, Inc. (the "Broker"). Seller agrees to pay all commissions, payments and fees due to the Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finder's fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finders' fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.

                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller defaults in its obligation to close hereunder, Buyer shall have the right to either (a) terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse or (b) sue for specific performance of this Agreement in accordance with its terms. Buyer hereby waives and relinquishes any right to sue Seller for any reason whatsoever, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for payment of the Escrowed Amount. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, and if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and the Escrow Agent shall release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

      10.3  INTENTIONALLY OMITTED

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

            (a) Buyer is a California corporation, duly organized and in good standing under the laws of the State of California, is qualified to do business in the State of California and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement. Each of the individuals executing this Agreement on Buyer's behalf is authorized to do so. Buyer has the financial ability to pay the Purchase Price by tendering the Cash Balance and performing the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            (c)   Buyer is not in any way affiliated with Seller;

            (d) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of California, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            (e) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      As a condition precedent to Seller's obligation to close the purchase and sale transaction contemplated in this Agreement, Buyer's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2  Seller's  Representations  and  Warranties.   Seller  is  a  limited
partnership existing under the laws of the State of Texas.

            (a) Seller has full partnership power and authority and has received all necessary authorizations from its partners to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement.

            (b) Seller has directed its manager to deliver or to make available to Buyer (i) complete copies of all Leases and (ii) the Rent Roll.

            (c) Seller has directed its manager to deliver or to make available to Buyer copies of all Property Contracts.

            (d) Seller has not been served with notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either
      (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Seller's ability to perform its obligations under this Agreement.

      Seller reserves the right to update the representations and warranties made by it herein. All of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Richard Coomber and Clifford Breining, without independent investigation or inquiry. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PARTNERS AND SELLER'S PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO
(I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE AND UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF,
(XI) THE VALUE, COMPLIANCE WITH PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY,
(XVII) THE EXISTENCE OR VESTING OR LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S, SELLER'S PARTNERS OR SELLER'S PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PARTNERS OR SELLER'S PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY SOLELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ITS PARTNERS OR SELLER'S PROPERTY MANAGER OR ANY AGENT OF ANY OF THEM. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                 --------------
                                Buyer's Initials

                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the Lender's consent to or the timing of the Closing Buyer may elect to have a nominee Sherman Oaks Country Club Apartments, a California limited partnership ("Sherman Oaks"), or an affiliated entity controlled by or under common control with Sherman Oaks, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of fifteen (15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent, or (iv) on the day of receipt if such day is a business day when sent by a facsimile, otherwise on the next business day after receipt, as evidenced by a facsimile confirmation receipt. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 16th Floor
            Boston, MA 02110
            Attn: Mr. Richard Coomber

      and

            Trammell Crow Residential
            4010 Lake Washington Blvd., N.E., Suite 330
            Kirkland, Washington 98033
            Attn:   Clyde Holland


      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.

      (2) If to Buyer:

            R&B Westside, Inc.
            c/o R&B Realty Group
            2222 Corinth Avenue
            Los Angeles, California  90064
            Attn: N. Christopher Cheatham

      with a copy to:

            Saltzburg, Ray & Bergman, LLP
            10960 Wilshire Boulevard, 10th Floor
            Los Angeles, California  90824
            Attn: Alan M. Bergman

      (3) If to the Escrow Agent:

            Chicago Title Insurance Company
            700 South Flower Street
            Los Angeles, California 90017
            Attn: Ms. Connie Rivera


      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement; provided that persons named as the beneficiary of any waiver or indemnity in this Agreement are third-party beneficiaries under this Agreement as to such provisions and may enforce such provisions as if they are parties to this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors. Under no circumstances is any person other than Seller liable for Seller's obligations under this Agreement or in respect of the transaction contemplated by this Agreement, and Buyer hereby waives any right that it otherwise might have to pursue any partner of Seller, any other person who might be liable for Seller's obligations because of the direct or indirect ownership interest in Seller, or any officer, director, agent, advisor or affiliate of any such partner or other person.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel and delivered to Buyer on or before five (5) business days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Like-Kind Exchange. Buyer may consummate the purchase of the Property as part of a so-called like kind exchange (the "Exchange") pursuant to PP1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement;
(ii) Buyer shall effect the Exchange through an assignment of this Agreement, or its rights but not its obligations under this Agreement, to a qualified intermediary; (iii) Seller shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; (iv) Buyer shall pay any and all additional costs that would not otherwise have been incurred by Buyer or Seller had Buyer not consummated its purchase through the Exchange; (v) all documents to be executed by Seller in connection with the Exchange shall be submitted to Seller at least five (5) business days prior to Closing and shall be subject to Seller's reasonable approval, and (vi) Seller shall incur no liability whatsoever in connection with the Exchange and Buyer agrees to indemnify, defend and save Seller harmless from any and all such liability. Seller shall not by this agreement or acquiescence to the Exchange
(1) have its rights under this Agreement against Buyer affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Buyer that the Exchange in fact complies with ?1031 of the Code.

                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Article 13, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS.

                                   ARTICLE 14

                              INTENTIONALLY OMITTED

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              SELLER:

                              LAKE SAMMAMISH LIMITED PARTNERSHIP

                              By: Crow-Western #504-Lake Sammamish Limited Partnership, its general partner

                                    By:   TCF Residential Partnership, Ltd., its
                                          general partner

                                          By:   Mill Spring Holdings, Inc., its
                                                general partner


                                                By:  /s/ Sarah Puckett
                                                     -----------------
                                                     Name:   Sarah Puckett
                                                     Title: Vice President


                                    By:   PaineWebber Equity Partners One
                                          Limited Partnership, its general
                                          partner

                                          By:   First Equity Partners, Inc., its
                                                general partner


                                                By:  /s/ Richard C. Coomber
                                                     -----------------------
                                                     Name:  Richard C. Coomber
                                                     Title:  Vice President

                                     BUYER:

                              R&B WESTSIDE, INC.


                              By:  /s/ N. Christopher Cheatum
                                   --------------------------
                                   Name:  N. Christopher Cheatum
                                   Title: Vice President

                       LAKE SAMMAMISH LIMITED PARTNERSHIP
                     C/O PAINEWEBBER PROPERTIES INCORPORATED
                         265 FRANKLIN STREET, 15TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                                 August 10, 1998

R&B Westside, Inc.
c/o R&B Realty Group
2222 Corinth Avenue
Los Angeles, California 90824
Attn: N. Christopher Cheatum


      Re:   The Chandler's Reach Apartments, Redmond, Washington

Dear Mr. Cheatum:

      Reference is hereby made to that certain Purchase and Sale Agreement (the "Agreement"), dated as of July 10, 1998, by and between Lake Sammamish Limited Partnership (the "Seller") and R&B Westside, Inc. (the "Buyer"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      Buyer and Seller hereby agree that for purposes of all due diligence investigations other than review of the Survey and the Title Commitment (with respect only matters relating to the Survey) ("Survey Related Review") the Diligence Date is August 10, 1998. Buyer hereby waives its right to terminate the Agreement in accordance with Section 5.2 for any reason other than its Survey Related Review.

      Buyer has not yet received an updated Survey. Seller acknowledges and agrees that Buyer shall have until August 17, 1998 (the "Survey Extension Date") to complete its Survey Related Review. Buyer shall submit all Title Objections (limited to matters uncovered in its Survey Related Review) to Seller on or prior to 5:00 p.m. on the Survey Extension Date, and Seller shall have until ten
(10) days following the Survey Extension Date (the "Title Objection Reply Date") to give Buyer written notice identifying any such Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided however, that Seller shall not be obligated to incur any costs or expenses in connection with any such cure undertaken by Seller. If there are any such Title Objections which Seller is unable or unwilling to cure, Buyer may terminate the Agreement in accordance with Section 5.2 of the Agreement by written notice submitted to Seller not later than 5:00 p.m. within three (3) business days of the Title Objection Reply Date or waive such objections which Seller is not willing or able to cure and proceed to Closing.

         In addition, Seller and Buyer agree that Section 7.3 of the Agreement is hereby deleted in its entirety and replaced in its entirety by the following:

      7.3 Closing Date. Subject to Sellers right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur on September 10, 1998 (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Notwithstanding the foregoing, Buyer has requested and Seller has granted to Buyer an extension of the Closing Date to September 17, 1998. Buyer may extend the Closing Date to September 24, 1998 upon not less than fifteen (15) days' prior written notice to Seller, together with payment to Seller of immediately available funds in the amount of Two Hundred Thousand Dollars ($200,000), which sum shall in no event be refundable to Buyer, but which sum shall be applied towards the Purchase Price payable to the Seller when the Closing occurs. Notwithstanding anything in this Agreement to the contrary, in no event shall the closing Date be later than October 30, 1998.

      Except as expressly set forth herein, all terms of the Agreement remain unmodified and in full force and effect.

      This letter agreement may be executed in two or more counterparts, each of which shall be an original but such counterparts shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart. Buyer and Seller acknowledge and agree that the parties hereto may rely upon facsimile signatures, but shall nevertheless exchange signed copies of this letter agreement promptly after its execution.

     Please indicate your acceptance of the terms contained herein by executing this letter agreement in the space below.

                        Very truly yours,

                       LAKE SAMMAMISH LIMITED PARTNERSHIP

                              By: PaineWebber Equity Partners One Limited Partnership, its general partner

                                    By:   First Equity Partners, Inc., its
                                          general partner


                                          By:  /s/ Richard C. Coomber
                                               -----------------------
                                               Name:  Richard C. Coomber
                                               Title:  Vice President

ACKNOWLEDGED AND AGREED:

R&B WESTSIDE, INC.


By: /s/ N. Christopher Cheatum
    --------------------------
      Name:  N. Christopher Cheatum
      Title:  Vice President

                      LAKE SAMMAMISH LIMITED PARTNERSHIP
                     C/O PAINEWEBBER PROPERTIES INCORPORATED
                         265 FRANKLIN STREET, 15TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                              September 22, 1998

R&B Westside, Inc.
C/o R&B Realty Group
2222 Corinth Avenue
Los Angeles, California 90824
Attn: N. Christopher Cheatum

      Re:   The Chandler's Reach Apartments

Dear Mr. Cheatum:

      Reference is hereby made to that certain Purchase and Sale Agreement (the "Agreement"), dated as of July 10, 1998, by and between Lake Sammamish Limited Partnership (the "Seller") and R&B Westside, Inc. (the "Buyer") as such Agreement is amended and affected by that certain Side Letter Agreement from Seller to Buyer, dated August 10, 1998. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      As of the date hereof, the Escrowed Amount held by Escrow Agent with respect to the Property is Seven Hundred Thousand Dollars ($700,000).

      Buyer has requested that the Closing Date be extended to October 1, 1998. Seller has agreed to so extend the Closing Date on the condition that and in consideration for which, Buyer hereby authorizes and directs Escrow Agent to immediately disburse Three Hundred Fifty Thousand Dollars ($350,000) (the "Chandler's Extension Consideration") to Seller pursuant to the following wire instructions:

      Bank:          Seafirst Bank
      ABA #:         xxxxxxxxxxxxx
      Account #:     xxxxxxxxxxxxx
      Account Name:  Chandler's Reach - West RS as Agent

      The Chandler's Extension Consideration shall in no event be refundable to Buyer, but such sum shall be applied towards the Purchase Price payable to the Seller at the time of the Closing if, and only if, the Closing occurs.

      Time is expressly declared to be of the essence with respect to the Closing Date as extended as provided herein. Notwithstanding the provisions of the Agreement or of Paragraph 1 of the Earnest Money Escrow Instructions attached as Exhibit D to the Agreement and executed by each of the parties to this Letter (the "Escrow Agreement"), Buyer expressly acknowledges that if Buyer defaults in its obligations under the Agreement and the Closing does not occur on the Closing Date as extended as provided herein, Buyer hereby (i) waives all of its rights pursuant to Section 1 of the Escrow Agreement, including, without limitation, the right to receive a copy of any Demand delivered by Seller to the Escrow Agent and the right to consent to the disbursement by the Escrow Agent to Seller of the remainder of the Escrowed Amount, and (ii) authorizes and directs Escrow Agent to disburse to Seller the remainder of the Escrowed Amount with respect to the Property in accordance with the foregoing wire instructions immediately upon receipt of a Demand or telephonic order from Seller alone.

      Except as expressly set forth herein, all terms of the Agreement remain unmodified and in full force and effect.

      This letter agreement may be executed in two or more counterparts, each of which shall be an original but such counterparts shall constitute one and the same instrument notwithstanding that Buyer, Seller and Escrow Agent are not signatory to the same counterpart. Buyer, Seller and Escrow Agent acknowledge and agree that the parties hereto may rely upon facsimile signatures, but shall nevertheless exchange signed copies of this letter agreement promptly after its execution.

      Please indicate your acceptance of the terms contained herein by executing this letter agreement in the space below.

                        Very truly yours,

                       LAKE SAMMAMISH LIMITED PARTNERSHIP

                              By: PaineWebber Equity Partners One Limited Partnership, its general partner

                                    By:   First Equity Partners, Inc., its
                                          general partner


                                          By:  /s/ Richard C. Coomber
                                               -----------------------
                                               Name: Richard C. Coomber
                                               Title: Vice President


ACKNOWLEDGED AND AGREED:

R&B WESTSIDE, INC.


By: /s/ N. Christopher Cheatum
    --------------------------
      Name:  N. Christopher Cheatum
      Title:  Vice President

                            ASSIGNMENT AND ASSUMPTION
                                       OF
                           PURCHASE AND SALE AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT ("Assignment") is dated as of September 23, 1998, by and between Lake Sammamish Limited Partnership ("Seller"), R&B Westside, Inc. ("R&B"), Sherman Oaks Holding Company, LLC ("Sherman Oaks LLC"), and Westside Holding Company, LLC ("Westside LLC").

                                   RECITALS


      A. Seller and R&B entered into that certain Purchase and Sale Agreement (the "Agreement") dated as of July 10, 1998.

      B. Paragraph 12.1 of the Agreement permits R&B to elect Sherman Oaks Country Club Apartments, a California limited partnership (the "Partnership"), or an affiliate entity controlled by or under common control with the Partnership as R&B's nominee to purchase that certain real property located in King County, Washington, as more particularly described in the Agreement (the "Property").

     C. R&B desires to assign its rights, title and interest in the Agreement to Sherman Oaks LLC and Westside LLC, as their interest may appear, pursuant to paragraph 12.1 of the Agreement.

     D. The sole member of Sherman Oaks LLC is Sherman Oaks Member company, LLC, a Washington limited liability company, whole member is the Partnership, and the sole member of Westside LLC is Westside Member Company, LLC whole member is R&B. The shareholders of R&B are the same as some of the general partners of the Partnership.
                                  AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Seller, R&B, Sherman Oaks LLC and Westside LLC agree as follows:

      1. R&B shall assign by separate agreement its rights, title and interest in the Agreement to Sherman Oaks LLC and Westside LLC.

      2. Seller consents to the assignment of the Agreement by R&B to Sherman Oaks LLC and Westside LLC.

      3. Sherman Oaks LLC and Westside LLC shall assume all of R&B's obligation as buyer under the Agreement.

      4. In accordance with the provisions of Section 12.1 of the Agreement, the designation of Sherman Oaks LLC and Westside LLC, as buyer of the Property, shall not release R&B from its obligations under the Agreement.

      5. This Agreement may be executed in any number of counterparts, which together constitute one original instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first stated above.

      SELLER:                    LAKE SAMMAMISH LIMITED PARTNERSHIP,
                                 a Texas limited partnership

                                 By:  PaineWebber Equity Partners One Limited
                                      Partnership, its General Partner

                                      By:  First Equity Partners, Inc., its
                                           General Partner

                                          By:  /s/ Richard C. Coomber
                                               ----------------------
                                               Richard C. Coomber
                                               Vice President

      R&B                        R&B WESTSIDE, INC., a California corporation

                                          By: /s/ Darby T. Keen
                                              -----------------
                                              Darby T. Keen
                                              President


                                          By: /s/ N. Christopher Cheatum
                                              ---------------------------
                                              N. Christopher Cheatum
                                              Vice President

                       SIGNATURES CONTINUE ON NEXT PAGE

SHERMAN OAKS LLC:             SHERMAN OAKS HOLDING COMPANY,  LLC,
                              a Washington limited liability company


                                 By:  Sherman Oaks Member Company, LLC,
                                      a Washington limited liability company
                                      Its Member

                                      By:  Sherman Oaks Country Club
                                           Apartments, a California limited
                                           partnership
                                           Its Member


                                          By:  Howard F. Ruby, Trustee of
                                               The Howard F. Ruby Trust, u/a
                                               dated September 5, 1978
                                               Its General Partner


                                               By:  /s/ Howard F. Ruby Trustee
                                                    --------------------------
                                                    /s/ Darby T. Keen
                                                    Darby T. Keen,
                                                    Attorney-in-fact for
                                                    Howard F. Ruby, Trustee

                                               By:  /s/ Howard F. Ruby Trustee
                                                    --------------------------
                                                    /s/ Gary C. Grubbs
                                                    Gary C. Grubbs
                                                    Attorney-in-fact for
                                                    Howard F. Ruby, Trustee

                                               By:  Edward R. Broida,
                                                    Trustee of
                                                    The Edward R. Broida Trust
                                                    No. 1, u/s dated April 2,
                                                    1976,  as amended
                                                    Its General Partner

                                                  By:  /s/ James B. Bertles
                                                       --------------------
                                                       James B. Bertles
                                                       Attorney-in-fact for
                                                       Edward R. Broida,
                                                       Trustee

      WESTSIDE LLC:           WESTSIDE HOLDING COMPANY, LLC,
                              a Washington limited liability company


                                 By:  Westside Member Company, LLC,
                                      a Washington limited liability company
                                      Its Member

                                      By:  R&B Westside Inc., a
                                           California corporation
                                           Its Member


                                          By:  /s/ Darby T. Keen
                                               -----------------
                                               Darby T. Keen,
                                               President


                                          By:  /s/ N. Christopher Cheatum
                                               --------------------------
                                               N, Christopher Cheatum
                                               Vice President

WHEN RECORDED RETURN TO:

Saltzburg, Ray & Bergman, LLP
10960 Wilshire Boulevard
Tenth Floor
Los Angeles, California 90024
Attn: Sara Dineen Harris



                              SPECIAL WARRANTY DEED
--------------------------------------------------------------------------------

      The GRANTOR, LAKE SAMMAMISH LIMITED PARTNERSHIP, a Texas limited partnership, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid, grants, bargains, sells, conveys and confirms to SHERMAN OAKS HOLDING COMPANY, LLC, a Washington limited liability company, as to an undivided 68.59% interest, and WESTSIDE HOLDING COMPANY, LLC, a Washington limited liability company, as to an undivided 31.41% interest, the following described real estate, situated in the County of King, State of
Washington:

            SEE Exhibit A annexed hereto.

            SUBJECT TO matters identified on Exhibit B annexed hereto and by this reference incorporated herein. The recital of the matters identified on Exhibit B shall not constitute a republication thereof or estoppel against either the grantor or grantee herein with respect thereto if they or any of them have expired or become unenforceable for any reason whatsoever.

      The Grantor for itself and for its successor(s) in interest does by these presents expressly limit the covenants of the deed to those herein expressed, and excludes all covenants arising or to arise by statutory or other implication, and does hereby covenant that against all persons whomsoever lawfully claiming or to claim by, through or under said Grantor and not otherwise, it will forever warrant and defend the said described real estate.

      DATED:   October 1, 1998.

                     LAKE SAMMAMISH LIMITED PARTNERSHIP,
                              a Texas limited partnership

                              By: PaineWebber Equity Partners One Limited Partnership, its general partner

                                    By:   First Equity Partners, Inc.,
                                          its general partner


                                          By:  /s/ Richard C. Coomber
                                               -----------------------
                                               Richard C. Coomber
                                               Vice President

                           CHANDLER'S REACH APARTMENTS

         BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), is made as of the 1st day of October, 1998 by and from LAKE SAMMAMISH LIMITED PARTNERSHIP, a Texas limited partnership, with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 ("Assignor"), to and for the benefit of SHERMAN OAKS HOLDING COMPANY, LLC, a Washington limited liability company, and WESTSIDE HOLDING COMPANY, LLC, a Washington limited liability company, both having an address c/o R&B Realty Group, 2222 Corinth Avenue, Los Angeles, California 90064 (collectively, as tenants-in-common, "Assignee").


                                 R E C I T A L S


      Pursuant to the terms of a certain Purchase and Sale Agreement dated as of July 10, 1998 by and among, Assignor, as seller, and R&B Westside, Inc. ("R&B"), as buyer, which Purchase and Sale Agreement has been assigned by R&B to Assignee, pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement, dated of even date herewith (as so assigned, the "Purchase and Sale Agreement"), Assignee is, by deed of even date, today acquiring from Assignor all of Assignor's interest in, and rights with respect to, the property known as the Chandler's Reach Apartments, being that certain parcel of land, together with the buildings and other improvements located thereon, located in Redmond, Washington, as more particularly described in Exhibit A attached hereto (collectively, the "Property").

      NOW THEREFORE, in consideration of such transfer, the conveyance of all of Assignor's interest in, and rights with respect to, the Property by Assignor to Assignee, and other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:


                                A G R E E M E N T


1. Sale of Assigned Property. Assignor hereby sells, transfers, assigns, delivers, sets-over and conveys to Assignee, its successors and assigns forever, all of Assignor's right, title and interest in and to all personal property owned by Assignor and installed, located at or otherwise used in connection with the development, ownership, leasing, financing, improvement, operation or maintenance of the Property, regardless of where such personal property may be located, including, without limitation: (i) all tangible personal property relating to the Property, including, without limitation, the tangible personal property described on Exhibit B attached hereto, if any, and (ii) all intangible personal property or other assets relating to the Property and the conduct of Assignor's business thereon, including, without limitation all of Assignor's right, title and interest in all (a) warranties relating to the Property in Seller's possession, including, without limitation, the warranties listed on Exhibit C attached hereto, if any, (b) all consents, authorizations, variances, waivers, licenses, permits, certificates and approvals from any governmental authority with respect to the Property, (collectively, the "Permits"), (c) all logos and trade names currently used in the operation of the Property (including, without limitation, the right to the name "Chandler's Reach Apartments,") and (d) all plans and specifications relating to the Property in Seller's possession, in each case to the extent that the Assignor may legally transfer the same (collectively, the "Assigned Property").

2. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Agreement, and the individuals signing this Agreement on behalf of Assignor each represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

3. As Is. ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE ASSIGNED PROPERTY, AND THE SAME IS SOLD IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY ASSIGNEE AFFIRMS THAT ASSIGNEE HAS INSPECTED THE ASSIGNED PROPERTY AND IS SATISFIED WITH ITS CONDITION, AND THAT IT HAS NOT RELIED ON ASSIGNOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE ASSIGNED PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE ASSIGNED PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY WITH RESPECT THERETO.

4. Assumption. By execution of this Agreement, Assignee hereby accepts the assignment of the Assigned Property and, subject to the terms of this Agreement, assumes and agrees to perform all of Assignor's obligations as owner of the Property under the Assigned Property, if any, first arising after the date hereof.

5. Intentionally omitted.

6. Further Assurances. Assignor agrees, at its own expense, upon the reasonable request of Assignee, to make, execute and deliver any and all documents or instruments of any kind, to perform all such other conditions that may be necessary or proper and reasonable to effectuate, confirm, perform or carry out the terms and provisions of this Agreement.

7. Counterparts. This Agreement may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

8. Governing Law. This Agreement shall be governed by the laws of the State of Washington and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                         DOCUMENT CONTINUES ON NEXT PAGE

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement the day and year first above written.


                                    ASSIGNOR:

                                    LAKE SAMMAMISH LIMITED PARTNERSHIP, a
                                    Texas limited partnership

                                    By:   PaineWebber Equity Partners One
                                          Limited Partnership, general partner

                                          By:   First Equity Partners, Inc.,
                                                its general partner

                                                By:  /s/ Richard C. Coomber
                                                     -----------------------
                                                     Richard C. Coomber
                                                     Vice President

                       SIGNATURES CONTINUE ON NEXT PAGE

                       ASSIGNEE (as tenants-in-common):

                              SHERMAN OAKS HOLDING COMPANY, LLC,
                              a Washington limited liability company

                              By:   Sherman Oaks Member Company, LLC,
                                    a Washington limited liability company
                                    Its Member

                                    By:   Sherman Oaks Country Club
                                          Apartments,
                                          a California limited partnership
                                          Its Member

                                          By: Howard F. Ruby, Trustee of
                                              The Howard F. Ruby Trust, u/a
                                              dated September 5, 1978
                                              Its General Partner


                                                By:  /s/ Gary C. Grubbs
                                                     ------------------
                                                     Gary C. Grubbs,
                                                     Attorney-in-fact for
                                                     Howard F. Ruby, Trustee


                                                By:  /s/ Darby T. Keen
                                                     -----------------
                                                     Darby T. Keen,
                                                     Attorney-in-fact for
                                                     Howard F. Ruby, Trustee


                                          By:   Edward R. Broida, Trustee of
                                                The Edward R. Broida Trust,
                                                u/a dated April 2, 1976
                                                Its General Partner


                                                By:  /s/ James B. Bertles
                                                     --------------------
                                                     James B. Bertles,
                                                     Attorney-in-facts for
                                                     Edward R. Broida, Trustee

                       SIGNATURES CONTINUE ON NEXT PAGE
                                     and

                              WESTSIDE HOLDING COMPANY, LLC,
                              a Washington limited liability company

                              By:   Westside Member Company, LLC,
                                    a Washington limited liability company
                                    Its Member

                                    By:   R&B Westside, Inc.,
                                          a California corporation
                                          Its Member


                                          By:  /s/ Darby T. Keen
                                               -----------------
                                               Darby T. Keen,
                                               President


                                          By:  /s/ N. Christopher Cheatum
                                               --------------------------
                                               N. Christopher Cheatum
                                               Vice President

                              CHICAGO TITLE COMPANY

                          SELLER'S SETTLEMENT STATEMENT

ESCROW NUMBER:      05660-008151311-001           ORDER NUMBER:  05660-008151311

CLOSING DATE:       10/1/98               CLOSER:  ROSE MARTINEZ

BUYER:              WESTSIDE HOLDING COMPANY, LLC
                    SECURITY TRUST COMPANY INTERMEDIARY FOR
                    SHERMAN OAKS HOLDING COMPANY, LLC

SELLER:             LAKE SAMMAMISH LIMITED PARTNERSHIP

PROPERTY:           THE CHANDLER'S REACH APARTMENTS, REDMOND, WA

                                     CHARGE SELLER              CREDIT SELLER
                                     -------------              -------------

Sales Price:                         $                           $17,850,000.00
Loan Payoff to THE PRUDENTIAL
   INSURANCE CO OF AMERICA             3,401,468.63
   Pre-Payment Fee                       354,066.00
   INTEREST TO 10/1/98                    12,592.99
   INTEREST FOR 10/1/98                      787.06
STANDARD OWNERS POLICY                     6,129.00
SALES TAX ON OWNERS POLICY                   527.10
2ND 1/2/98 TAXES                          57,066.17
EXCISE TAX (1.78%)                       317,730.00
CB RICHARD ELLIS/COMMISSIONS             221,000.00
RECORDING RECONVEYANCE (APPROX)               50.00
RELEASED TO SELLER ON 7/10/98            100,000.00
RELEASED TO SELLER ON 9/23/98            350,000.00
1/2ESCROW FEE                              3,100.00
PROCESSING PAYOFF                             65.00
GOODWIN, PROCTER & HOAR                   12,800.00

Prorations and Adjustments
   County Taxes from 10/1/98 to 12/31/98                              28,533.00
   INTEREST EARNED                                                     2,009.59

PREPAID RENTS                                994.00
SECURITY DEPOSITS                         27,418.00
CREDIT TO SELLER FROM BUYER                                          205,000.00

Funds Due to Seller at Closing        13,219,748.64                           .
                                     --------------               -------------

TOTALS                               $18,085,542.59               $18,085,542.59
                                     ==============               ==============

                           PURCHASE AND SALE AGREEMENT

                                BY AND BETWEEN
           CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP ("SELLER")
                                       AND
                          R&B WESTSIDE, INC. ("BUYER")



                             THE MONTERRA APARTMENTS
                              SAN DIEGO, CALIFORNIA

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1.....................................................................1
      DEFINITIONS.............................................................1

ARTICLE 2.....................................................................3
      PURCHASE AND SALE.......................................................3

ARTICLE 3.....................................................................4
      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS....................................4

ARTICLE 4.....................................................................6
      PRECLOSING OPERATION....................................................6

ARTICLE 5.....................................................................7
      ACCESS, INSPECTION, DILIGENCE...........................................7

ARTICLE 6....................................................................12
      TITLE AND SURVEY.......................................................12

ARTICLE 7....................................................................14
      CONDITIONS PRECEDENT AND CLOSING.......................................14

ARTICLE 8....................................................................17
      CASUALTY AND CONDEMNATION..............................................17

ARTICLE 9....................................................................18
      BROKERAGE COMMISSIONS..................................................18

ARTICLE 10...................................................................18
      DEFAULT, TERMINATION AND REMEDIES......................................18

ARTICLE 11...................................................................20
      REPRESENTATIONS AND WARRANTIES.........................................20

ARTICLE 12...................................................................24
      MISCELLANEOUS..........................................................24

ARTICLE 13...................................................................28
      IRS FORM 1099-S DESIGNATION............................................28

ARTICLE 14...................................................................29
      INTENTIONALLY OMITTED..................................................29

LIST OF EXHIBITS

EXHIBIT A - THE LAND
EXHIBIT B - PERSONAL PROPERTY
EXHIBIT C - PROPERTY CONTRACTS
EXHIBIT D - EARNEST MONEY ESCROW INSTRUCTIONS
EXHIBIT E - RENT ROLL
EXHIBIT F - FORM OF ESCROW CLOSING INSTRUCTIONS
EXHIBIT G - DUE DILIGENCE DOCUMENTS

                           PURCHASE AND SALE AGREEMENT

                               Monterra Apartments


      THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into as of the 10th day of July, 1998 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:


Buyer:                  R&B Westside, Inc., a California corporation
-----

Deposit:                See Section 3.2
-------

Documents:               Those materials listed on Exhibit G attached  hereto.
---------

Environmental
Requirements:           All laws, ordinances, statutes, codes, rules,
------------            regulations, agreements, judgments, orders and decrees
                        now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real
                        Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property or the use of the Real Property relating to pollution or protection of natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:        See Section 3.2
---------------

Hazardous Substances:   Any substance which is or contains:  (i) any
--------------------    "hazardous substance" as now or hereafter defined in
                        Section 101(14) of the Comprehensive Environmental
                        Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) or any regulations promulgated thereunder; (ii) any "hazardous waste" as now or hereafter defined in the Resource
                        Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) or regulations promulgated thereunder;
                        (iii) any substance regulated by the Toxic Substances
                        Control Act (15 U.S.C. Section 2601 et. seq.);
                        (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or nonfriable;
                        (vi) polychlorinated biphenyls; (vii) radon gas; and
                        (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements.
                        Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real
                        Property requires reporting, investigation or remediation under Environmental Requirements.

Improvements:           All  buildings,   structures   and  other   improvements
------------            situated  upon the Land and all  fixtures,  systems  and
                        facilities  owned by  Seller  and  located  on the Land,
                        which  buildings,   structures  and  other  improvements
                        include, without limitation, [166] residential rental units.

Intangible Property:    All of Seller's right, title and interest, if
-------------------     any, in (i) warranties relating to the Improvements or
                        Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real
                        Property, (iii) the use of the name "Monterra
                        Apartments," and (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:                   All of the land described on Exhibit A attached hereto,
----                    together with all privileges, rights, easements, and
                        appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:                 All of Seller's rights in all leases and other
-------                 occupancy agreements covering any portion of the Land
                        or Improvements.

Personal Property:      All furniture, carpeting, appliances, equipment,
-----------------       machinery, inventories, supplies, signs and other
                        tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the Personal Property listed on Exhibit B attached hereto. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:               The Real Property, the Personal Property, the Leases,
--------                the Tenant Deposits, the Intangible Property and the
                        Property Contracts.

Property:               Contracts:  All  of  Seller's  rights,  if  any,  in the
--------                contracts  listed on Exhibit C attached  hereto,  to the
                        extent that (i) Seller is entitled to transfer the same to Buyer, and (ii) Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:         $20,100,000
---------------

Real Property:          The Land and the Improvements.
-------------

Seller:                 Crow PaineWebber La Jolla Limited Partnership, a
------                  Texas limited partnership

Tenant Deposits:        Seller's rights to unapplied security deposits,
---------------         pet deposits, cleaning deposits under the Leases.

Title Company:          Chicago Title Insurance Company
-------------


                                    ARTICLE 2

                                PURCHASE AND SALE

      2.1 Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.

                                    ARTICLE 3

                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Initial Non-Refundable, Non-Interest Bearing Payment to Seller. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deliver to Seller, as independent consideration, a non-refundable payment (the "Payment") in the amount of One Hundred Thousand and 00/100 Dollars ($100,000), which amount shall be deemed earned upon the execution and delivery of this Agreement by Buyer and Seller. The Payment shall be retained by Seller in all instances; provided, however, that (i) if the Closing occurs, the amount of the Payment shall be credited towards the Purchase Price, and (ii) if Seller defaults in its obligations hereunder, the Payment shall be returned to Buyer, without interest.

      3.2 Deposit. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company
(hereinafter the "Escrow Agent") the sum of Five Hundred Thousand Dollars ($500,0000) (the "Deposit") to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in
Section 3.3 below.

      3.3 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in United States dollars by wire transfer of federal funds, less the Escrowed Amount and the Payment (the "Cash Balance").

      3.4 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.5 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.6 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.7 Income and Expense Proration. Collected rents for the then current and any future period, Tenant Deposits, and all expenses and other charges in connection with the operation of the Property shall be apportioned and shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all Tenant Deposits shall be credited to Buyer and shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of Tenant Deposits to tenants in accordance with the Leases and applicable law. Seller shall transfer to Buyer and receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. In addition to the foregoing, at Closing the Purchase Price shall be increased by the amount of uncollected or past due rent; provided, however, that no adjustment shall be made for rent which is more than one (1) month past due. Seller shall be entitled to attempt to collect all rents and other charges which are more than one (1) month past due but shall not be entitled to pursue eviction proceedings in connection with such collection efforts.

      3.8 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Buyer shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.9   Closing Costs.

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, (ii) 50% of the escrow fees of the Escrow Agent, and (iii) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an owner's title policy, other than the cost set forth in subsection
      (b)(v) below.

            (b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent,
      (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports,
      (v) all costs associated with any ALTA extended portion of any title policy premiums, and (vi) all costs allocable to preparation of the survey.

            (c) All other closing costs, including, without limitation, all state, county or other taxes associated with the transfer of the property, shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

                                    ARTICLE 4

                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the "Rent Roll") containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than thirteen (13) months (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease. Notwithstanding the foregoing, Seller agrees to obtain Buyer's prior written consent to any Leases that provide for a term in excess of thirteen (13) months, which consent Buyer agrees shall not be unreasonably withheld, and Buyer's consent shall be deemed to have been granted if Buyer has not responded within five (5) Business Days following the submission of a proposed Lease to Buyer for approval.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing.

      4.3 Property Contracts. Seller shall make copies of all Property Contracts available for Buyer to review promptly after the date hereof. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability and provided that Seller may not require termination of any property contract designated non-terminable on Exhibit C. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate. Buyer shall indemnify, defend and hold the Seller harmless from and against any and all claims under the Property Contracts relating to the period from and after the Closing Date. Notwithstanding the foregoing, Seller's existing management contract for the Property shall be terminated by Seller effective as of the Closing Date.

                                    ARTICLE 5

                          ACCESS, INSPECTION, DILIGENCE

      5.1 Access/Purchaser's Responsibilities/Purchaser's Indemnity.

            (a) From the date hereof through the Diligence Date (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make all Documents not previously delivered to Buyer available to Buyer or Buyer's agents during normal business hours for review and copying at Buyer's expense upon advance written notice to Seller from the date hereof through the Diligence Date.

            (b) Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.5 herein.

            (c) Buyer will indemnify, defend, and hold Seller and its partners and Seller's property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys' fees incurred as a result of the entry upon or inspections, tests or investigations of the Property conducted by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

            (d) Buyer acknowledges and agrees that the Documents including, without limitation, the documents listed in paragraph (e) below are provided to Buyer for informational purposes only and do not constitute representations or warranties of Seller or its partners and Seller's agents, employees or representatives of any kind as to the truth, accuracy or completeness of the Documents or the source(s) thereof. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents, and is providing the Documents solely as an accommodation to Buyer.

            (e) Buyer acknowledges receipt and independent review and evaluation of the following Documents prior to the date hereof:

                  (i) Marx/Okubo  Building  Assessment  Report,  dated March 26,
            1998 (the "Assessment"); and

                  (ii) Phase I Site  Assessment  Report,  dated April 17,  1998, prepared by CTL Environmental (the "Phase I").

            Based upon its independent investigation and review of the foregoing documents, Buyer hereby acknowledges and agrees that it waives its right to terminate this Agreement pursuant to Section 5.2 below for any reason pertaining to or in connection with information contained in the Assessment or the Phase I.

      5.2 Diligence. Subject to Section 5.1, above, Buyer shall promptly commence and actively pursue the following due diligence items:

            (a)   Review title and survey matters;

            (b)   Review the Property Contracts;

            (c) Review applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            (d)   Review all Leases affecting the Property; and

            (e) Subject to the provisions of Section 5.1 above, conduct any and all other reviews and inspections that Buyer may desire.

      Buyer shall complete its due diligence on or before the date which is thirty (30) days from the date hereof (the "Diligence Date"). Notwithstanding any other term or provision herein to the contrary, but subject to the provisions of Section 5.1(e) above, in the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, Buyer may elect, by written notice to Seller received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS SECTION 5.3 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE DILIGENCE DATE ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.3   Copies of Reports/Return of Documents.

            (a) Seller has delivered to Buyer a copy of the Phase I and the Assessment.

            (b) If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement and all copies of, excerpts from and analyses of all documents relating to the Property prepared by Buyer or its agents, representatives or employees.

            (c) The return of the Escrowed Amount to Buyer under this Agreement shall not be contingent upon Buyer's fulfillment of its obligations under
      Section 5.3(b); provided, however, that Buyer agrees to use its best efforts to promptly comply with the requirements of Section 5.3(b).

      5.4 Confidentiality. Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement, any Document or the information contained therein or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller to Buyer which is not generally known by the public regarding Seller's operations and/or the Property. Each party hereto may discuss such matters with and disclose such matters to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but, except for the next sentence, shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.5 Buyer's Acknowledgment. BUYER ACKNOWLEDGES THAT AS OF THE DILIGENCE DATE IT WILL HAVE HAD AN OPPORTUNITY TO CONDUCT DILIGENCE ON THE PROPERTY AND BUYER WILL ACQUIRE THE PROPERTY IN ITS THEN-CURRENT CONDITION AT CLOSING BASED ON ITS DILIGENCE. BUYER FURTHER ACKNOWLEDGES THAT NEITHER SELLER NOR ITS PARTNERS NOR THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PROPERTY OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS ON, IN, UNDER OR WITHIN THE PROPERTY OR A PORTION THEREOF. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS," AND IN ITS THEN-CURRENT CONDITION AT CLOSING. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED HEREIN, NEITHER THE SELLER NOR ITS PARTNERS NOR THEIR RESPECTIVE AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER AND ITS PARTNERS SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) OR INFORMATION SUPPLIED TO BUYER WITH RESPECT THERETO. FURTHER, THE SELLER AND ITS PARTNERS SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. THE BUYER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED TO BUYER BY SELLER OR ITS PARTNERS OR THEIR RESPECTIVE AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES WITH RESPECT TO THE PROPERTY UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD; AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. THE PROVISIONS OF PARAGRAPHS 5.2, 5.5, 5.6 AND 11.4 SHALL SURVIVE CLOSING, AND BUYER SHALL CONFIRM SUCH PROVISIONS IN WRITING AT CLOSING.

      5.6 Buyer's Release of Seller. SELLER AND ITS PARTNERS AND SELLER'S PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE HAZARDOUS SUBSTANCES, UNDESIRABLE OR SUBJECT TO REGULATION OR THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PARTNERS, SELLER'S PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER, AND SELLER, ITS PARTNERS, SELLER'S PROPERTY MANAGER AND THEIR RESPECTIVE AGENTS ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY FORM SUCH MATERIALS.

                                    ARTICLE 6

                                TITLE AND SURVEY

      6.1 Title and Survey. Promptly following the execution of this Agreement, Buyer may obtain a current ALTA as-built survey of the Real Property or an update of the Survey (as defined in Exhibit G).

      If the Survey or matters listed as exceptions in the Title Commitment (as defined in Exhibit G attached hereto) are not satisfactory to Buyer, Buyer shall, within ten (10) days following receipt of both the Title Commitment and the Survey, provide Seller with written notice of such objections (the "Title Objections"). Seller, at its sole cost and expense shall have the right, but not the obligation, to cure or remove any Title Objections and shall give Buyer written notice on or prior to the Diligence Date, identifying those Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided, however, that Seller shall not be obligated to incur any costs or expenses in connection with any such cure undertaken by Seller. If there are Title Objections which Seller is unable or unwilling to cure, Buyer may terminate this Agreement as provided in Section 5.3, above or waive such objections which Seller is not willing or able to cure and proceed to closing.

      6.2 Deed. On the Closing Date, Seller shall convey by good and sufficient special warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following (collectively, the "Permitted Exceptions"):

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which are agreed upon or consented to by Buyer;

            (d) The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (e) All matters shown on Schedule B of the Title Commitment or of public record as of the effective date of the Title Commitment and which Seller does not cure pursuant to Section 6.1, above;

            (f) Property contracts not terminated under Section 4.3;

            (g) Any matters shown on the Survey; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases and the Property Contracts (except those terminated in accordance with Section 4.3) to Buyer and Buyer shall, from and after the Closing Date, assume Seller's obligations thereunder and under all other Permitted Exceptions. At Closing, Seller shall convey the Personal Property and Intangible Property to Buyer by quitclaim bill of sale and general assignment.

                                    ARTICLE 7

                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing, including, without limitation, Seller's obligation pursuant to Section 6.2.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Closing, to extend the Closing Date for a period of up to forty-five (45) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term "Closing Date" as used herein shall mean the date set forth in such written notice from Seller. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid) Buyer shall have the right to (i) terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Agent to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect, or (ii) exercise its right of specific performance pursuant to Article 10 below.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein); and

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur thirty (30) days following the Diligence Date, if such date is a business day, otherwise on the next succeeding business day (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Notwithstanding anything herein to the contrary, in no event shall the Closing Date be later than October 30, 1998.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered:

            (a) A duly executed and acknowledged special warranty deed conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            (c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases");

            (d) A duly executed assignment and assumption of Property Contracts being assumed (the "Assignment of Contracts");

            (e) A certificate of non-foreign status from Seller;

            (f) An updated Rent Roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of a date not earlier than five (5) days before the Closing Date;

            (g) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            (h) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (i) All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            (j)  A   certificate   executed  by  Seller   certifying   that  the
      representations and warranties of Seller contained in Section 11.2 herein are true and correct as of the Closing Date.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (f) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (g) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (h) Acknowledgment by Buyer of Buyer's receipt from Seller of the Tenant Deposits;

            (i) An indemnity pursuant to Section 4.3 of this Agreement with respect to each Property Contract; and

            (j)  A   certificate   executed   by  Buyer   certifying   that  the
      representations and warranties of Buyer contained in Section 11.1 herein are true and correct as of the Closing Date.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to Permitted Exceptions. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer, the assumption by Buyer of responsibility for all Deposits, and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.

                                    ARTICLE 8

                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If any portion of the Improvements suffers damage in excess of $1,000,000 from fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price; or

            (b) to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      If Buyer purchases the Property, Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of casualty after the date hereof up to the amount of the Purchase Price, less any amounts reasonably expended by Seller for partial restoration and proceeds of rental loss insurance attributable to the period prior to Closing.

      8.2 Condemnation. If any substantial portion of or interest in the Property (for purposes of this Section 8.2, "substantial portion of or interest in the Property" shall include any condemnation of access to the Property or of parking spaces at the Property) shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire a substantial portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award.


                                    ARTICLE 9

                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than Grubb & Ellis (the "Broker"). Seller agrees to pay all commissions, payments and fees due to the Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finder's fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys' fees) arising from any claims for brokerage or finders' fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.


                                   ARTICLE 10

                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller defaults in its obligation to close hereunder, Buyer shall have the right to either (a) terminate this Agreement and receive the Escrowed Amount, whereupon this Agreement shall terminate without further recourse or (b) sue for specific performance of this Agreement in accordance with its terms. Buyer hereby waives and relinquishes any right to sue Seller for any reason whatsoever, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing, except for payment of the Escrowed Amount. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, and if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and the Escrow Agent shall release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.

      10.3  INTENTIONALLY OMITTED

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES



                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            (a) Buyer is a California corporation, duly organized and in good standing under the laws of the State of California, is qualified to do business in the State of California and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement. Each of the individuals executing this Agreement on Buyer's behalf is authorized to do so. Buyer has the financial ability to pay the Purchase Price by tendering the Cash Balance and performing the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            (c)   Buyer is not in any way affiliated with Seller;

            (d) No approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of California, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            (e) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      As a condition precedent to Seller's obligation to close the purchase and sale transaction contemplated in this Agreement, Buyer's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2  Seller's  Representations  and  Warranties.   Seller  is  a  general
partnership existing under the laws of the State of Texas.

            (a) Seller has full partnership power and authority and has received all necessary authorizations from its partners to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement.

            (b) Seller has directed its manager to deliver or to make available to Buyer (i) complete copies of all Leases and (ii) the Rent Roll.

            (c) Seller has directed its manager to deliver or to make available copies of all Property Contracts.

            (d) Seller has not been served with notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either
      (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Seller's ability to perform its obligations under this Agreement.

      Seller reserves the right to update the representations and warranties made by it herein. All of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Richard Coomber and Clifford Breining, without independent investigation or inquiry. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PARTNERS AND SELLER'S PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO
(I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE AND UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF,
(XI) THE VALUE, COMPLIANCE WITH PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY,
(XVII) THE EXISTENCE OR VESTING OR LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S, SELLER'S PARTNERS OR SELLER'S PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PARTNERS OR SELLER'S PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY SOLELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREED THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ITS PARTNERS OR SELLER'S PROPERTY MANAGER OR ANY AGENT OF ANY OF THEM. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(B) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                 --------------
                                Buyer's Initials


                                   ARTICLE 12

                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the Lender's consent to or the timing of the Closing Buyer may elect to have a nominee Sherman Oaks Country Club Apartments, a California limited partnership ("Sherman Oaks"), or an affiliated entity controlled by or under common control with Sherman Oaks, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of fifteen (15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent, or (iv) on the day of receipt if such day is a business day when sent by a facsimile, otherwise on the next business day after receipt, as evidenced by a facsimile confirmation receipt. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 16th Floor
            Boston, MA 02110
            Attn: Mr. Richard Coomber
and

            Trammell Crow Residential
            4010 Lake Washington Blvd., N.E., Suite 330
            Kirkland, WA 98033
            Attn: Clyde Holland

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.

      (2) If to Buyer:

            R&B Westside, Inc.
            c/o R&B Realty Group
            2222 Corinth Avenue
            Los Angeles, California  90064
            Attn: N. Christopher Cheatham

      with a copy to:

            Saltzburg, Ray & Bergman, LLP
            10960 Wilshire Boulevard, 10th Floor
            Los Angeles, California  90824
            Attn: Alan M. Bergman

      (3) If to the Escrow Agent:

            Chicago Title Insurance Company
            700 South Flower Street
            Los Angeles, California 90017
            Attn: Ms. Connie Rivera

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement; provided that persons named as the beneficiary of any waiver or indemnity in this Agreement are third-party beneficiaries under this Agreement as to such provisions and may enforce such provisions as if they are parties to this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors. Under no circumstances is any person other than Seller liable for Seller's obligations under this Agreement or in respect of the transaction contemplated by this Agreement, and Buyer hereby waives any right that it otherwise might have to pursue any partner of Seller, any other person who might be liable for Seller's obligations because of the direct or indirect ownership interest in Seller, or any officer, director, agent, advisor or affiliate of any such partner or other person.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel and delivered to Buyer on or before five (5) business days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.

      12.20 Like-Kind Exchange. Buyer may consummate the purchase of the Property as part of a so-called like kind exchange (the "Exchange") pursuant to ?1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement;
(ii) Buyer shall effect the Exchange through an assignment of this Agreement, or its rights but not its obligations under this Agreement, to a qualified intermediary; (iii) Seller shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; (iv) Buyer shall pay any and all additional costs that would not otherwise have been incurred by Buyer or Seller had Buyer not consummated its purchase through the Exchange; (v) all documents to be executed by Seller in connection with the Exchange shall be submitted to Seller at least five (5) business days prior to Closing and shall be subject to Seller's reasonable approval, and (vi) Seller shall incur no liability whatsoever in connection with the Exchange and Buyer agrees to indemnify, defend and save Seller harmless from any and all such liability. Seller shall not by this agreement or acquiescence to the Exchange
(1) have its rights under this Agreement against Buyer affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Buyer that the Exchange in fact complies with ?1031 of the Code.


                                   ARTICLE 13

                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Article 13, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS.

                                   ARTICLE 14

                              INTENTIONALLY OMITTED

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                              SELLER:

                              CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP

                              By:   Crow-Western #302-San Diego Limited
                                    Partnership, its general partner

                                    By:   TCF Residential Partnership, Ltd., its
                                          general partner

                                          By:   Mill Spring Holdings, Inc., its
                                                general partner


                                                By:  /s/ Sarah Puckett
                                                     -----------------
                                                     Name:    Sarah Puckett
                                                     Title:  Vice President

                              By:   TCF Residential Partnership, Ltd., its
                                    limited partner

                                    By:   Mill Spring Holdings, Inc., its
                                          general partner


                                                By:  /s/ Sarah Puckett
                                                     -----------------
                                                     Name:    Sarah Puckett
                                                     Title:  Vice President


                              By: PaineWebber Equity Partners One Limited Partnership, its general partner

                                    By:   First Equity Partners, Inc., its
                                          general partner


                                    By:  /s/ Richard C. Coomber
                                         -----------------------
                                         Name:  Richard C. Coomber
                                         Title:  Vice President

                            BUYER: R&B WESTSIDE, INC.


                              By:   /s/ N. Christopher Cheatum
                                    --------------------------
                                    Name:  N. Christopher Cheatum
                                    Title: Vice President

                   CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP
                     C/O PAINEWEBBER PROPERTIES INCORPORATED
                         265 FRANKLIN STREET, 15TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                                 August 10, 1998

R&B Westside, Inc.
c/o R&B Realty Group
2222 Corinth Avenue
Los Angeles, California 90824
Attn: N. Christopher Cheatum

      Re:   The Monterra Apartments, San Diego, California

Dear Mr. Cheatum:

      Reference is hereby made to that certain Purchase and Sale Agreement (the "Agreement"), dated as of July 10, 1998, by and between Crow PaineWebber La Jolla Limited Partnership (the "Seller") and R&B Westside, Inc. (the "Buyer"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      Buyer and Seller hereby agree that for purposes of all due diligence investigations other than review of the Survey and the Title Commitment (with respect only matters relating to the Survey) ("Survey Related Review") the Diligence Date is August 10, 1998. Buyer hereby waives its right to terminate the Agreement in accordance with Section 5.2 for any reason other than its Survey Related Review.

      Buyer has not yet received an updated Survey. Seller acknowledges and agrees that Buyer shall have until August 17, 1998 (the "Survey Extension Date") to complete its Survey Related Review. Buyer shall submit all Title Objections (limited to matters uncovered in its Survey Related Review) to Seller on or prior to 5:00 p.m. on the Survey Extension Date, and Seller shall have until ten
(10) days following the Survey Extension Date (the "Title Objection Reply Date") to give Buyer written notice identifying any such Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided however, that Seller shall not be obligated to incur any costs or expenses in connection with any such cure undertaken by Seller. If there are any such Title Objections which Seller is unable or unwilling to cure, Buyer may terminate the Agreement in accordance with Section 5.2 of the Agreement by written notice submitted to Seller not later than 5:00 p.m. within three (3) business days of the Title Objection Reply Date or waive such objections which Seller is not willing or able to cure and proceed to Closing.

       In addition, Seller and Buyer agree that Section 7.3 of the Agreement is hereby deleted in its entirety and replaced in its entirety by the following:

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur on September 10, 1998 (the "Closing Date"), at the office of the Escrow Agent or through the escrow closing arrangements set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. Notwithstanding the foregoing, Buyer has requested and Seller has granted to Buyer an extension of the Closing Date to September 17, 1998. Buyer may further extend the Closing Date to September 24, 1998 upon not less than fifteen
      (15) days' prior written notice to Seller, together with payment to Seller of immediately available funds in the amount of Two Hundred Thousand Dollars ($200,000), which sum shall in no event be refundable to Buyer, but which sum shall be applied towards the Purchase Price payable to the Seller when the Closing occurs. Notwithstanding anything in this Agreement to the contrary, in no event shall the closing Date be later than October 30, 1998.

      Except as expressly set forth herein, all terms of the Agreement remain unmodified and in full force and effect.

      This letter agreement may be executed in two or more counterparts, each of which shall be an original but such counterparts shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart. Buyer and Seller acknowledge and agree that the parties hereto may rely upon facsimile signatures, but shall nevertheless exchange signed copies of this letter agreement promptly after its execution.

      Please indicate your acceptance of the terms contained herein by executing this letter agreement in the space below.

                        Very truly yours,

                        CROW PAINEWEBBER LAJOLLA LIMITED PARTNERSHIP

                        By: PaineWebber Equity Partners One Limited Partnership, its general partner

                              By:   First Equity Partners, Inc., its general
                                     partner


                                    By:  /s/ Richard C. Coomber
                                         -----------------------
                                         Name:  Richard C. Coomber
                                         Title:  Vice President

ACKNOWLEDGED AND AGREED:

R&B WESTSIDE, INC.


By:  /s/ N. Christopher Cheatum
     --------------------------
      Name:  N. Christopher Cheatum
      Title:  Vice President

                 CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP
                     C/O PAINEWEBBER PROPERTIES INCORPORATED
                         265 FRANKLIN STREET, 15TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                              September 22, 1998

R&B Westside, Inc.
C/o R&B Realty Group
2222 Corinth Avenue
Los Angeles, California 90824
Attn: N. Christopher Cheatum

      Re:   The Monterra Apartments

Dear Mr. Cheatum:

      Reference is hereby made to that certain Purchase and Sale Agreement (the "Agreement"), dated as of July 10, 1998, by and between Crow PaineWebber La Jolla Limited Partnership (the "Seller") and R&B Westside, Inc. (the "Buyer") as such Agreement is amended and affected by that certain Side Letter Agreement from Seller to Buyer, dated August 10, 1998. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

      As of the date hereof, the Escrowed Amount held by Escrow Agent with respect to the Property is Seven Hundred Thousand Dollars ($700,000).

      Buyer has requested that the Closing Date be extended to October 1, 1998. Seller has agreed to so extend the Closing Date on the condition that and in consideration for which, Buyer hereby authorizes and directs Escrow Agent to immediately disburse Three Hundred Fifty Thousand Dollars ($350,000) (the "Monterra Extension Consideration") to Seller pursuant to the following wire instructions:

      Bank:         State Street Bank & Trust Company, Inc.
      ABA #:        xxxxxxxxxx
      Account #:    xxxxxxxxxx
      Account Name: PaineWebber Equity Partners One, L.P.


      The Monterra Extension Consideration shall in no event be refundable to Buyer, but such sum shall be applied towards the Purchase Price payable to the Seller at the time of the Closing if, and only if, the Closing occurs. Time is expressly declared to be of the essence with respect to the Closing Date as extended as provided herein. Notwithstanding the provisions of the Agreement or of Paragraph 1 of the Earnest Money Escrow Instructions attached as Exhibit D to the Agreement and executed by each of the parties to this Letter (the "Escrow Agreement", Buyer expressly acknowledges that if Buyer defaults in its obligations under the Agreement and the Closing does not occur on the Closing Date as extended as provided herein, Buyer hereby (i) waives all of its rights pursuant to Section 1 of the Escrow Agreement, including, without limitation, the right to receive a copy of any Demand delivered by Seller to the Escrow Agent and the right to consent to the disbursement by the Escrow Agent to Seller of the remainder of the Escrowed Amount, and (ii) authorizes and directs Escrow Agent to disburse to Seller the remainder of the Escrowed Amount with respect to the Property in accordance with the foregoing wire instructions immediately upon receipt of a Demand or telephonic order from Seller alone.

      Except as expressly set forth herein, all terms of the Agreement remain unmodified and in full force and effect.

      This letter agreement may be executed in two or more counterparts, each of which shall be an original but such counterparts shall constitute one and the same instrument notwithstanding that Buyer, Seller and Escrow Agent are not signatory to the same counterpart. Buyer, Seller and Escrow Agent acknowledge and agree that the parties hereto may rely upon facsimile signatures, but shall nevertheless exchange signed copies of this letter agreement promptly after its execution.

      Please indicate your acceptance of the terms contained herein by executing this letter agreement in the space below.

                        Very truly yours,

                       LAKE SAMMAMISH LIMITED PARTNERSHIP

                              By: PaineWebber Equity Partners One Limited Partnership, its general partner

                                    By:   First Equity Partners, Inc., its
                                          general partner


                                          By: /s/ Richard C. Coomber
                                              -----------------------
                                               Name: Richard C. Coomber
                                               Title: Vice President


ACKNOWLEDGED AND AGREED:

R&B WESTSIDE, INC.


By: /s/ N. Christopher Cheatum
    --------------------------
    Name: N. Christopher Cheatum
    Title: Vice President

                            ASSIGNMENT AND ASSUMPTION
                                       OF
                           PURCHASE AND SALE AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT ("Assignment") is dated as of September 23, 1998, by and between Crow PaineWebber LaJolla Limited Partnership ("Seller"), R&B Westside, Inc. ("R&B"), Sherman Oaks Holding Company, LLC ("Sherman Oaks LLC"), and Westside Holding Company, LLC ("Westside LLC").

                                    RECITALS

      A. Seller and R&B entered into that certain Purchase and Sale Agreement (the "Agreement") dated as of July 10, 1998.

      B. Paragraph 12.1 of the Agreement permits R&B to elect Sherman Oaks Country Club Apartments, a California limited partnership (the "Partnership"), or an affiliate entity controlled by or under common control with the Partnership as R&B's nominee to purchase that certain real property located in San Diego County, California, as more particularly described in the Agreement (the "Property").

     C. R&B desires to assign its rights, title and interest in the Agreement to Sherman Oaks LLC and Westside LLC, as their interest may appear, pursuant to paragraph 12.1 of the Agreement.

     D. The sole member of Sherman Oaks LLC is Sherman Oaks Member company, LLC, a Washington limited liability company, whole member is the Partnership, and the sole member of Westside LLC is Westside Member Company, LLC whole member is R&B. The shareholders of R&B are the same as some of the general partners of the Partnership
                                    AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Seller, R&B, Sherman Oaks LLC and Westside LLC agree as follows:

      1. R&B shall assign by separate agreement its rights, title and interest in the Agreement to Sherman Oaks LLC and Westside LLC.

      2. Seller consents to the assignment of the Agreement by R&B to Sherman Oaks LLC and Westside LLC.

      3. Sherman Oaks LLC and Westside LLC shall assume all of R&B's obligation as buyer under the Agreement.

      4. In accordance with the provisions of Section 12.1 of the Agreement, the designation of Sherman Oaks LLC and Westside LLC, as buyer of the Property, shall not release R&B from its obligations under the Agreement.

      5. This Agreement may be executed in any number of counterparts, which together constitute one original instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first stated above.

      SELLER: CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP, a Texas limited partnership

                                 By:  PaineWebber Equity Partners One Limited
                                      Partnership, its General Partner

                                      By:  First Equity Partners, Inc., its
                                           General Partner

                                          By:  /s/ Richard C. Coomber
                                               -----------------------
                                               Richard C. Coomber
                                               Vice President

      R&B                        R&B WESTSIDE, INC., a California corporation

                                 By: /s/ Darby T. Keen
                                     -----------------
                                     Darby T. Keen
                                     President


                                 By:  /s/ N. Christopher Cheatum
                                      -----------------------
                                      N. Christopher Cheatum
                                      Vice President

                        SIGNATURES CONTINUE ON NEXT PAGE

SHERMAN OAKS LLC:       SHERMAN OAKS HOLDING COMPANY,
                        LLC, a Washington limited liability company


                                 By:  Sherman Oaks Member Company, LLC,
                                      a Washington limited liability company
                                      Its Member

                                      By:  Sherman Oaks Country Club
                                           Apartments, a California limited
                                           partnership
                                           Its Member


                                          By:  Howard F. Ruby, Trustee of
                                               The Howard F. Ruby Trust, u/a
                                               dated September 5, 1978
                                               Its General Partner


                                               By:  /s/ Howard F. Ruby Trustee
                                                    --------------------------
                                                   /s/ Darby T. Keen
                                                   Darby T. Keen,
                                                   Attorney-in-fact for
                                                   Howard F. Ruby, Trustee

                                               By:  /s/ Howard F. Ruby Trustee
                                                    --------------------------
                                                   /s/ Gary C. Grubbs
                                                   Gary C. Grubbs
                                                   Attorney-in-fact for
                                                   Howard F. Ruby, Trustee

                                               By: Edward R. Broida,
                                                   Trustee of
                                                   The Edward R. Broida Trust
                                                   No. 1, u/s dated April 2,
                                                   1976,  as amended
                                                  Its General Partner

                                                  By:  /s/ James B. Bertles
                                                       --------------------
                                                      James B. Bertles
                                                      Attorney-in-fact for
                                                      Edward R. Broida, Trustee

      WESTSIDE LLC:           WESTSIDE HOLDING COMPANY, LLC,
                              a Washington limited liability company


                                 By:  Westside Member Company, LLC,
                                      a Washington limited liability company
                                      Its Member

                                      By:  R&B Westside Inc., a
                                           California corporation
                                           Its Member


                                          By:  /s/ Darby T. Keen
                                               -----------------
                                               Darby T. Keen,
                                               President


                                          By:  /s/ N. Christopher Cheatum
                                               --------------------------
                                               N. Christopher Cheatum,
                                               Vice President

                               MONTERRA APARTMENTS

         BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS BILL OF SALE AND GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), is made as of the 1st day of October, 1998 by and from CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP, a Texas limited partnership, with an address c/o PaineWebber Properties Incorporated, 265 Franklin Street, 15th Floor, Boston, Massachusetts 02110 ("Assignor"), to and for the benefit of SHERMAN OAKS HOLDING COMPANY, LLC, a Washington limited liability company, and WESTSIDE HOLDING COMPANY, LLC, a Washington limited liability company, both having an address c/o R&B Realty Group, 2222 Corinth Avenue, Los Angeles, California 90064 (collectively, as tenants-in-common, "Assignee").


                                 R E C I T A L S


      Pursuant to the terms of a certain Purchase and Sale Agreement dated as of July 10, 1998 by and among, Assignor, as seller, and R&B Westside, Inc. ("R&B"), as buyer, which Purchase and Sale Agreement has been assigned by R&B to Assignee pursuant to that certain Assignment of Purchase and Sale Agreement, dated of even date herewith (as so assigned, the "Purchase and Sale Agreement"), Assignee is, by deed of even date, today acquiring from Assignor all of Assignor's interest in, and rights with respect to, the property known as The Monterra Apartments, being that certain parcel of land, together with the buildings and other improvements located thereon, located in San Diego, California, as more particularly described in Exhibit A attached hereto (collectively, the "Property").

      NOW THEREFORE, in consideration of such transfer, the conveyance of all of Assignor's interest in, and rights with respect to, the Property by Assignor to Assignee, and other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:


                                A G R E E M E N T


1. Sale of Assigned Property. Assignor hereby sells, transfers, assigns, delivers, sets-over and conveys to Assignee, its successors and assigns forever, all of Assignor's right, title and interest in and to all personal property owned by Assignor and installed, located at or otherwise used in connection with the development, ownership, leasing, financing, improvement, operation or maintenance of the Property, regardless of where such personal property may be located, including, without limitation: (i) all tangible personal property relating to the Property, including, without limitation, the tangible personal property described on Exhibit B attached hereto, if any, and (ii) all intangible personal property or other assets relating to the Property and the conduct of Assignor's business thereon, including, without limitation all of Assignor's right, title and interest in all (a) warranties relating to the Property in Seller's possession, including, without limitation, the warranties listed on Exhibit C attached hereto, if any, (b) all consents, authorizations, variances, waivers, licenses, permits, certificates and approvals from any governmental authority with respect to the Property, (collectively, the "Permits"), (c) all logos and trade names currently used in the operation of the Property (including, without limitation, the right to the name "Monterra Apartments,") and (d) all plans and specifications relating to the Property in Seller's possession, in each case to the extent that the Assignor may legally transfer the same (collectively, the "Assigned Property").

2. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Agreement, and the individuals signing this Agreement on behalf of Assignor each represents and warrants to Assignee that he or she is fully empowered and authorized to do so.

3. As Is. ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE ASSIGNED PROPERTY, AND THE SAME IS SOLD IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY ASSIGNEE AFFIRMS THAT ASSIGNEE HAS INSPECTED THE ASSIGNED PROPERTY AND IS SATISFIED WITH ITS CONDITION, AND THAT IT HAS NOT RELIED ON ASSIGNOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE ASSIGNED PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE ASSIGNED PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY WITH RESPECT THERETO.

4. Assumption. By execution of this Agreement, Assignee hereby accepts the assignment of the Assigned Property and, subject to the terms of this Agreement, assumes and agrees to perform all of Assignor's obligations as owner of the Property under the Assigned Property, if any, first arising after the date hereof.

5. Intentionally omitted.

6. Further Assurances. Assignor agrees, at its own expense, upon the reasonable request of Assignee, to make, execute and deliver any and all documents or instruments of any kind, to perform all such other conditions that may be necessary or proper and reasonable to effectuate, confirm, perform or carry out the terms and provisions of this Agreement.

7. Counterparts. This Agreement may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

8. Governing Law. This Agreement shall be governed by the laws of the State of California and shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Agreement the day and year first above written.

                                    ASSIGNOR:

                                    CROW PAINEWEBBER LA JOLLA LIMITED
                                    PARTNERSHIP, a Texas limited partnership

                                    By:   PaineWebber Equity Partners One
                                          Limited Partnership, general partner

                                          By:   First Equity Partners, Inc.,
                                                its general partner


                                                By:  /s/Richard C. Coomber
                                                     -----------------------
                                                     Richard C. Coomber
                                                     Vice President


                       SIGNATURES CONTINUE ON NEXT PAGE

                        ASSIGNEE (as tenants-in-common):

                              SHERMAN OAKS HOLDING COMPANY, LLC,
                              a Washington limited liability company

                              By:   Sherman Oaks Member Company, LLC,
                                    a Washington limited liability company
                                    Its Member

                                    By:   Sherman Oaks Country Club Apartments,
                                          a California limited partnership
                                          Its Member

                                          By:   Howard F. Ruby, Trustee of The
                                                Howard F. Ruby Trust, u/a
                                                dated September 5, 1978
                                                Its General Partner


                                                By:  /s/ Gary C. Grubbs
                                                     ------------------
                                                     Gary C. Grubbs,
                                                     Attorney-in-fact for
                                                     Howard F. Ruby, Trustee


                                                By:  /s/ Darby T. Keen
                                                     -----------------
                                                     Darby T. Keen,
                                                     Attorney-in-fact for
                                                     Howard F. Ruby, Trustee


                                          By:   Edward R. Broida, Trustee of
                                                The Edward R. Broida Trust,
                                                u/a dated April 2, 1976
                                                Its General Partner


                                                By:  /s/ James B. Bertles
                                                     --------------------
                                                     James B. Bertles,
                                                     Attorney-in-fact for
                                                     Edward R. Broida, Trustee

                                       and

                              WESTSIDE HOLDING COMPANY, LLC,
                              a Washington limited liability company

                              By:   Westside Member Company, LLC,
                                    a Washington limited liability company
                                    Its Member

                                    By:   R&B Westside, Inc.,
                                          a California corporation
                                          Its Member


                                          By:  /s/ Darby T. Keen
                                               -----------------
                                               Darby T. Keen,
                                               President


                                          By:  /s/ Christopher Cheatum
                                               -----------------------
                                               Christopher Cheatum,
                                               Vice President

                              CHICAGO TITLE COMPANY

                          SELLER'S SETTLEMENT STATEMENT

ESCROW NUMBER:      05660-008151304-001          ORDER NUMBER:  05660-008151304

CLOSING DATE:       10/1/98               CLOSER:  ROSE MARTINEZ

BUYER:              WESTSIDE HOLDING COMPANY, LLC
                    SECURITY TRUST COMPANY INTERMEDIARY FOR
                    SHERMAN OAKS HOLDING COMPANY, LLC

SELLER:             CROW PAINEWEBBER LA JOLLA LIMITED PARTNERSHIP

PROPERTY:           THE MONTERRA APARTMENTS, SAN DIEGO, CA

                                  CHARGE SELLER               CREDIT SELLER
                                  -------------               -------------

Sales Price:                         $                          $20,100,000.00
Loan Payoff to THE PRUDENTIAL
   INSURANCE CO OF AMERICA             4,653,322.62
   Recon/Release Fee                          65.00
   Pre-Payment Fee                       499,643.00
     RECORDING FEE                             9.00
   INTEREST TO 10/1/98                    17,475.81
   INTEREST FOR 10/1/98                    1,092.24
CLTA PORTION OF OWNERS POLICY             11,658.00
DOCUMENTARY TRANSFER TAX                  22,110.00
RECORDING RECONVEYANCE (APPROX)               50.00
GRUBB & ELLIS/COMMISSIONS                256,000.00
RELEASED TO SELLER ON 7/10/98            100,000.00
RELEASED TO SELLER ON 9/23/98            350,000.00
1/2ESCROW FEE                              3,200.00
PROCESSING PAYOFF                             65.00
GOODWIN, PROCTER & HOAR                   12,800.00

Prorations and Adjustments
   INTEREST EARNED                                                    2,308.79
   County Taxes from 7/1/98 to 9/30/98    37,631.00

PREPAID RENTS                                955.00
SECURITY DEPOSITS                         77,996.00
CREDIT TO SELLER FROM BUYER                                         295,000.00

Funds Due to Seller at Closing        14,353,236.12
                                     --------------             --------------
TOTALS                               $20,397,308.79             $20,397,308.79
                                     ==============             ==============